Exhibit 99.1

Quanex Building Products’ Acquisition of Tyman Approved by Each Companies’ Shareholders

HOUSTON – July 12, 2024 – Quanex Building Products Corporation (NYSE: NX) (“Quanex” or the “Company”) today announced that shareholders of both Quanex and Tyman plc (LSE:TYMN) ("Tyman") have approved Quanex’s proposed acquisition of Tyman.

“On behalf of our Board of Directors and executive management team, I would like to thank Quanex and Tyman shareholders for their support as we move swiftly towards completing the transaction and creating a comprehensive solutions provider in the building products industry,” said George Wilson, Chairman, President and Chief Executive Officer of Quanex. “We continue to prepare internally for the upcoming integration of our two companies and we look forward to working alongside our talented colleagues at Tyman following the close of the transaction. Once combined, we expect to deliver unparalleled value to our customers, employees, and shareholders."

Tyman shareholders will receive either a mix of 240.0 pence in cash and 0.05715 shares of Quanex common stock for each Tyman share, or a Capped All-Share Alternative of 0.14288 shares of Quanex common stock per Tyman share. The Capped All-Share Alternative will be subject to proration if more than 25% of the outstanding Tyman shares elect to receive it. Tyman shareholders, upon the closing of the transaction, will also receive a Special Dividend of 15 pence in cash. Upon closing of the transaction and subject to the elections made by Tyman shareholders, Tyman shareholders will own approximately 30-32% of Quanex on a fully diluted basis.

The acquisition remains subject to the satisfaction of customary closing conditions and is expected to close in August of this year.

About Quanex

Quanex is a global manufacturer with core capabilities and broad applications across various end markets. The Company currently collaborates and partners with leading OEMs to provide innovative solutions in the window, door, vinyl fencing, solar, refrigeration and cabinetry markets.  Looking ahead, Quanex plans to leverage its material science expertise and process engineering to expand into adjacent markets.

About Tyman

Tyman is a leading international supplier of engineered fenestration components and access solutions to the construction industry. The Group designs and manufactures products that enhance the comfort, sustainability, security, safety, and aesthetics of residential homes and commercial buildings. Tyman's portfolio of leading brands serves their markets through three regional divisions (North America, UK, Ireland, and Europe) and covers all aspects of the hardware and sealing solutions required for doors and windows, and a full suite of solutions for roof, wall and floor access in residential and commercial buildings.

Forward Looking Statements

This press release contains certain “forward-looking statements”. These statements are based on the current expectations of the management of Quanex and are naturally subject to uncertainty and changes in circumstances. The forward-looking statements include statements relating to the expected effects of the acquisition. Forward-looking statements include statements typically containing words such as “will”, “may”, “should”, “believe”, “intends”, “expects”, “anticipates”, “targets”, “estimates” and words of similar import and including statements relating to future capital expenditures, expenses, revenues, economic performance, financial conditions, dividend policy, losses and future prospects and business and management strategies and the expansion and growth of the operations of Quanex following completion of the acquisition. Although Quanex believes that the expectations reflected in such forward-looking statements are reasonable, Quanex can give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward looking statements. These factors include: the possibility that the acquisition will not be completed on a timely basis or at all, whether due to the failure to satisfy the conditions of the acquisition (including approvals or clearances from regulatory and other agencies and bodies) or otherwise, general business and economic conditions globally, industry trends, competition, changes in government and other regulation, changes in political and economic stability, disruptions in business operations due to reorganization activities, interest rate and currency fluctuations, the inability of the combined company to realize successfully any anticipated synergy benefits when (and if) the acquisition is implemented, the inability to integrate successfully Quanex’s and Tyman’s operations when (and if) the acquisition is implemented and Quanex incurring and/or experiencing unanticipated costs and/or delays or difficulties relating to the acquisition when (and if) it is implemented. Additional information concerning these and other risk factors is contained in the Risk Factors sections of the Proxy Statement and Quanex’s most recent reports on Form 10-K and Form 10-Q, the contents of which are not incorporated by reference into, nor do they form part of, this press release.

These forward-looking statements are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks, as well as uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this press release are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this press release. All subsequent oral or written forward-looking statements attributable to Quanex, Tyman or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. Neither of Quanex or Tyman undertakes any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law, regulation or stock exchange rules.

No Offer or Solicitation

The information contained in this press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this press release is not an offer of securities for sale into the United States or in any other jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued in the acquisition are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. The acquisition will be made solely by means of the scheme document published by Tyman, or (if applicable) pursuant to an offer document to be published by Quanex, which (as applicable) would contain the full terms and conditions of the acquisition. Any decision in respect of, or other response to, the acquisition, should be made only on the basis of the information contained in such document(s) and the Proxy Statement. If, in the future, Quanex ultimately seeks to implement the acquisition by way of a takeover offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, that offer will be made in compliance with applicable US laws and regulations.

Disclosure Requirements of the Takeover Code

Under Rule 8.3(a) of the Takeover Code, any person who is interested in 1 per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the press release in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 p.m. (London time) on the 10th business day following the press release in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Takeover Code, any person who is, or becomes, interested in 1 per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the business day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, then they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made, can be found in the Disclosure Table on the Panel’s website at http://www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. If you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure, then you should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129.

Publication of this announcement on website

A copy of this announcement will be available, free of charge, subject to certain restrictions relating to persons resident in Restricted Jurisdictions on Quanex's website at https://www.roadto2b.com by no later than 12:00 p.m. (London time) on the business day following this announcement.

For the avoidance of doubt, the contents of this website and any websites accessible from hyperlinks on this website are not incorporated into, and do not form part of, this announcement.

Quanex Contacts:

Investor Contact

Scott Zuehlke

SVP, Chief Financial Officer & Treasurer

713-877-5327

scott.zuehlke@quanex.com

Media Contact

Arielle Rothstein / Andrew Siegel / Lyle Weston

Joele Frank, Wilkinson Brimmer Katcher

+1-212-355-4449